Exhibit 10.21
CONSENT AND REAFFIRMATION
Dated as of February 21, 2011
     Each of the undersigned hereby (i) consent to the agreements in the foregoing First Amendment (ii) agree and acknowledge that the execution, delivery, and performance of this First Amendment shall in no way release, diminish, impair, reduce, or otherwise affect its respective obligations under the Loan Documents to which it is a party, which such Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed; and (iii) represent and warrant to the Agent and the Lender that as of the First Amendment Effective Date that all representations and warranties in the Loan Documents to which it is a party are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date.

POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation
By:	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

POSTROCK ENERGY CORPORATION, a Delaware corporation
By:	/s/ David C. Lawler
David C. Lawler
Chief Executive Officer and President